EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended January 6, 2012

Current Month				Rolling Performance*				Rolling Risk Metrics* (Feb 2007 – Jan 2012)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	0.1%	0.1%	0.1%	-12.4%	-5.9%	2.0%	4.2%	2.0%	12.5%	-17.5%	0.2	0.2
B**	0.1%	0.1%	0.1%	-12.9%	-6.5%	1.2%	N/A	1.2%	12.5%	-19.1%	0.2	0.1
Legacy 1***	0.2%	0.2%	0.2%	-10.6%	N/A	N/A	N/A	-3.1%	10.9%	-14.2%	-0.2	-0.4
Legacy 2***	0.1%	0.1%	0.1%	-11.0%	N/A	N/A	N/A	-3.5%	10.9%	-14.5%	-0.3	-0.4
Global 1***	0.2%	0.2%	0.2%	-10.4%	N/A	N/A	N/A	-4.6%	10.2%	-14.1%	-0.4	-0.6
Global 2***	0.2%	0.2%	0.2%	-10.6%	N/A	N/A	N/A	-4.9%	10.2%	-14.8%	-0.4	-0.6
Global 3***	0.1%	0.1%	0.1%	-12.1%	N/A	N/A	N/A	-6.6%	10.2%	-18.8%	-0.6	-0.8

S&P 500 Total Return Index****	1.7%	1.7%	1.7%	1.4%	18.2%	-0.2%	3.2%	-0.2%	18.9%	-50.9%	0.1	0.0
Barclays Capital U.S. Long Gov Index****	-1.8%	-1.8%	-1.8%	29.5%	10.0%	10.6%	8.6%	10.6%	12.6%	-12.3%	0.9	1.5

*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	34%					33%
Energy	19%	Long	Brent Crude Oil	5.1%	Long	18%	Long	Brent Crude Oil	5.1%	Long
			Natural Gas	3.3%	Short			Natural Gas	3.1%	Short
Grains/Foods	7%	Short	Coffee	1.2%	Short	7%	Short	Corn	1.2%	Long
			Corn	1.1%	Long			Coffee	1.2%	Short
Metals	8%	Short	Aluminum	1.7%	Short	8%	Short	Aluminum	1.6%	Short
			Gold	1.5%	Short			Copper	1.5%	Short
FINANCIALS	66%					67%
Currencies	21%	Short $	Euro	2.6%	Short	22%	Short $	Euro	2.9%	Short
			Australian Dollar	2.0%	Long			Australian Dollar	2.2%	Long
Equities	27%	Long	S&P 500	10.7%	Long	27%	Long	S&P 500	10.9%	Long
			Dax Index	2.6%	Long			Dax Index	2.6%	Long
Fixed Income	18%	Long	Bunds	6.1%	Long	18%	Long	Bunds	6.2%	Long
			U.S. 5-Year Treasury Notes	1.9%	Long			U.S. 5-Year Treasury Notes	2.0%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Supply concerns about ongoing tension in Iran led to a near 2.5% rally in crude oil prices last week.  The Chinese manufacturing sector reported increased activity, which served as a bullish influence on the crude oil markets. Natural gas markets moved higher as weather reports predicted a cold front across the U.S.

Grains/Foods
Grains prices predominantly declined as forecasts for rain in South America helped ease supply concerns.  In the foods markets, coffee prices fell to 14-month lows under pressure from strength in the U.S. dollar and elevated supply forecasts from Vietnam and South Brazil.

Metals
Gold resumed its role as a safe-haven asset, moving higher due to ongoing Eurozone debt concerns and rising tensions between Iran and Western nations.  Base metals markets generally rose due to last week’s stronger-than-expected U.S. unemployment report.  Improved industrial demand forecasts prompted by gains in the global equity markets also added to base metal profits.

Currencies
The euro was under heavy pressure last week following reports of depressed retail sales in the Eurozone and a steep decline in German factory orders.  The U.S. dollar was the main beneficiary of the euro’s decline as investors attempted to diversify away from European exposures.  In Switzerland, the Swiss franc was sharply lower against its counterparts because of controversy caused by allegations of professional impropriety involving the president of the Swiss National Bank.  The New Zealand dollar fell as investors liquidated higher-yielding currency positions ahead of last week’s unemployment report.

Equities
The Japanese Nikkei 225 index declined nearly a percent on fears European consumption of Japanese exports will continue to decline due to financial instability in the region.  North American equity markets registered profits due to data showing increased manufacturing activity and optimism surrounding growth in the U.S.

Fixed Income
U.S. Treasury markets declined as an improved U.S. economic outlook, supported by strong economic data, reduced demand for safe haven assets.  Bunds also finished the week lower following weaker-than-expected demand from a recent German Bund auction.  Reports of a possible downgrading of French debt also played a role in driving Bund prices down.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.